Exhibit 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as amended or otherwise modified from time to time, this “Agreement”) is dated as of March 3, 2006 between Joseph L. Schwarz (“Pledgor”), and Star Scientific, Inc., a Delaware corporation (“Pledgee” or the “Company”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Stock Purchase Agreement between Pledgor and Pledgee dated as of the date hereof, Pledgee has issued and sold to Pledgor an aggregate of 2,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Total Shares”), for the aggregate purchase price of $6,000,000 consisting of $600,000 payable at Closing (as defined in the Stock Purchase Agreement) and $5,400,000 (the “Note Consideration”) pursuant to that certain Promissory Note dated as of the date hereof, issued by the Pledgor and payable to the Pledgee (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Note”);

WHEREAS, the Note Consideration constitutes payment for 1,800,000 of the Total Shares (the “Shares”);

WHEREAS, the Shares were issued of record to Pledgor in four separate stock certificates (each a “Certificate”), as follows:

Certificate 1 – 200,000 shares of common stock

Certificate 2 – 200,000 shares of common stock

Certificate 3 – 200,000 shares of common stock

Certificate 4 – 1,200,000 shares of common stock;

WHEREAS, pursuant to Note, Pledgor has agreed, subject to the satisfaction of certain conditions precedent, to pay the amounts specified in the Note to the Pledgee in four installments (each an “Installment”); and

WHEREAS, Pledgor wishes to secure his obligations and liabilities arising pursuant to the Note (the “Note Obligations”), and therefore Pledgor hereby agrees to grant to Pledgee a security interest on the Shares;

NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Pledgee to agree to accept the Note and to make other financial accommodations available to the Pledgor under the Note, the Pledgor hereby agrees with Pledgee as follows:

1. Definitions. Capitalized terms defined in the Note and not otherwise defined herein shall have the respective meanings provided for in the Note. References to “Sections” shall be to Sections of this Agreement unless otherwise specifically provided. For purposes hereof, “including” is not limiting and “or” is not exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

2. Pledge. To secure the payment and performance of the Note Obligations, the Pledgor hereby pledges to Pledgee and grants to Pledgee a security interest in, any and all right, title and interest in and to the Shares (each of the Shares a “Pledged Security” and collectively, the “Pledged Securities”). Notwithstanding the foregoing, and provided that an Event of Default has not occurred, upon payment of an Installment by Pledgor, the security interest in the amount of shares of common stock of the Company equal to the amount paid by Pledgor under any such Installment divided by three dollars shall be extinguished and the corresponding Certificate 1, 2, 3 or 4, as the case may be, shall be released to Pledgor.

3. Delivery of Pledged Securities; UCC Financing Statements.

(a) All certificates or instruments (if any) representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall either be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee.

(b) The Pledgor hereby authorizes the Pledgee to file one or more UCC financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Pledged Securities without the signature of the Pledgor (to the extent such signature is required under the laws of any applicable jurisdiction).

4. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) Exhibit A attached hereto completely and accurately identifies, as of the date hereof, the Pledged Securities. The Pledged Securities have been duly and validly authorized and issued to the Pledgor and, if applicable, are fully paid and non-assessable.

(b) The delivery of the Pledged Securities to the Pledgee pursuant to this Agreement is effective to create a valid and perfected first priority security interest in the Pledged Securities, free of any adverse claim, securing the payment of the Note Obligations. Subject only to the consummation of the delivery described in the immediately preceding sentence (and, if applicable, the filing of a financing statement described in such sentence), the Pledgee has a valid and perfected first priority security interest in the Pledged Securities, securing the payment of the Note Obligations, and such security interest is entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

(c) This Agreement constitutes a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d) No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other

Person is required for (i) the pledge and grant of a security interest by the Pledgor pursuant to this Agreement, (ii) the execution, delivery or performance of this Agreement by the Pledgor or (iii) the exercise by the Pledgee of its rights and remedies hereunder (except as may have been taken by or at the direction of the Pledgor or the Pledgee and except as may be required in connection with any disposition of the Pledged Securities by laws affecting the offering and sale of securities generally). No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for the perfection of the Pledgee’s security interest in the Pledged Securities.

(e) None of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

(f) All information heretofore, herein or hereafter supplied to the Pledgee by or on behalf of the Pledgor with respect to the Pledged Securities is and will be accurate and complete in all material respects.

(g) All representations and warranties of the Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

5. Covenants; Further Assurances.

(a) The Pledgor shall, from time to time, at his expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary or desirable, or that the Pledgee may request, in order to create, perfect and protect any security interest granted or purported to be granted by this Agreement or to enable the Pledgee to exercise and enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Pledgor will, upon the Pledgee’s request, appear in and defend any action or proceeding that may affect the Pledgor’s title to or the Pledgee’s security interest in the Pledged Securities.

(b) The Pledgor shall furnish to the Pledgee, from time to time upon request, statements and schedules further identifying, updating, and describing the Pledged Securities and such other information, reports and evidence concerning the Pledged Securities as the Pledgee may reasonably request, all in reasonable detail.

(c) The Pledgor shall not change his name, type of organization or jurisdiction of organization.

(d) Except as otherwise permitted herein or by the Note, the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Securities; or (ii) create or suffer to exist any lien upon or with respect to any of the Pledged Securities except for the lien in favor of the Pledgee securing the Note Obligations. In addition, the Pledgor shall not use or permit the use of any Pledged Securities in violation of any provision of applicable law and shall not do anything to impair the rights of the Pledgee in any of the Pledged Securities.

6. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default has occurred and is then continuing in respect of which the Pledgee has provided Pledgor with notice of his election to exercise the rights and remedies set forth in Section 6(b) below:

(i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Note; and

(ii) To the extent permitted under the Note, the Pledgor shall be entitled to receive all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of the Pledged Securities.

(b) At any time that an Event of Default has occurred and is then continuing in respect of which the Pledgee has provided Pledgor with notice of his election to exercise the rights and remedies set forth in this Section 6(b):

(i) All rights of the Pledgor to exercise voting and other consensual rights in respect of the Pledged Securities shall immediately cease to be effective upon his receipt of notice from the Pledgee of the Pledgee’s intent to exercise its rights hereunder.

(ii) All rights of the Pledgor to receive and retain any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Securities shall immediately cease and any such distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Securities shall be paid to the Pledgee (for application to the Note Obligations as set forth in Section 12, with respect to any cash or cash equivalents, or to be held by the Pledgee as additional security for the Note Obligations, with respect to any other type of property). Any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Securities and received by the Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Pledgee, shall be segregated from other assets (including, in the case of cash or cash equivalents, other funds) of Pledgor and shall be forthwith paid to the Pledgee (for application to the Obligations as set forth in Section 12, with respect to any cash or cash equivalents, or to be held by the Pledgee as additional security for the Note Obligations, with respect to any other type of property).

7. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee, its nominee, and any other Person whom the Pledgee may designate, as the Pledgor’s attorney-in-fact, with full power during the existence of any Event of Default (in respect of which the Pledgee has provided Pledgor with notice of its election to exercise the rights and remedies set forth in Section 6(b) above) to take any action and to execute any instrument that such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) receive, endorse and collect all instruments (or other property, as applicable) made payable to the Pledgor representing any distribution in respect of the Pledged Securities or any part thereof and (ii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Securities as fully and completely as though such attorney-in-fact was the absolute owner thereof for all purposes, and to do, at such attorney-in-fact’s option and the Pledgor’s expense, at any time or from time to time, all acts and things that such attorney-in-fact deems necessary to protect, preserve or realize upon the Pledged Securities. The Pledgor hereby ratifies and approves all acts of any such attorney-in-fact made or taken pursuant to this Section 7 and agrees that neither the Pledgee nor any other Person designated as an attorney-in-fact by the Pledgee shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law (other than, and only to the extent of, such Person’s gross negligence or willful misconduct). The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Note Obligations have been fully paid.

8. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof, and be a part of the Note Obligations.

9. Limitation on Duty of the Pledgee with Respect to the Pledged Securities. Beyond the safe custody thereof, the Pledgor agrees that the Pledgee shall have no duties concerning the custody and preservation of the Pledged Securities in its possession (or in the possession of any agent of the Pledgee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Securities in its possession if the Pledged Securities are accorded treatment substantially equal to that which it accords its own property. The Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Securities, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Pledgee in good faith. It is expressly agreed that the Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to the Pledged Securities, but the Pledgee may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of the Pledgor.

10. Remedial Provisions.

(a) Upon the occurrence and during the continuance of an Event of Default, the Pledgee and its attorneys may exercise in respect of the Pledged Securities, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Securities), and the Pledgee may also, without demand, advertisement or notice of any kind (other than the notice specified below relating to a public or private sale), sell the Pledged Securities or any part thereof in one or more portions at one or more public or private sales or dispositions, at any exchange, broker’s board or at any of the Pledgee’s offices (or those of the Pledgee’s attorneys) or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as the Pledgee deems advisable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification of such matters; provided, that no notification need be given to the Pledgor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Pledgee shall not be obligated to make any sale of Pledged Securities regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Pledgee shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit Pledgee to register such securities for public sale under the Securities Act of 1933, or under any other applicable requirement of law. To the extent permitted by law, the Pledgor hereby specifically waives (and, as applicable, releases) any right or equity of redemption, and any right of stay or appraisal, which the Pledgor has or may have under any law now existing or hereafter enacted.

(c) The Pledgor acknowledges that the Pledgee shall not be liable for any failure or delay in realizing upon or collecting the Note Obligations, or any guaranty thereof or collateral security therefore; and the Pledgor further acknowledges that the Pledgee shall have no duty to take any action with respect thereto.

11. Remedies Cumulative. No failure on the part of the Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under this Agreement or any other financing document shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any power, privilege or right under this Agreement or any other financing document preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Agreement and the other financing documents are cumulative and are not exclusive of any other remedies provided by law.

12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale or disposition of, or other realization upon, all or any part of the Pledged Securities shall be applied to satisfy the unpaid balance of the Note. Any excess balance remaining shall be delivered to the Pledgor, and the Pledgor shall remain liable for any deficiency remaining unpaid after the foregoing application.

13. Expenses. Without limiting the Pledgor’s obligations under the Note or any other financing document, the Pledgor hereby agrees to promptly pay all fees, costs and expenses (including attorney’s fees and expenses) in connection with (a) maintaining the Pledged Securities, (b) creating, perfecting, protecting and enforcing the Pledgee’s lien on the Pledged

Securities, (c) selling or otherwise disposing of the Pledged Securities, (d) paying any amount required under any provision of applicable law (including, without limitation, Section 9-615(a)(3) of the UCC) or (e) any other matters contemplated by or arising out of this Agreement with respect to the Pledged Securities. If the Pledgor fails to promptly pay any portion of the above fees, costs and expenses when due or to perform any other obligation of the Pledgor under this Agreement, the Pledgee may, at its option, but shall not be required to, pay or perform the same and charge the Pledgor’s account for all fees, costs and expenses incurred therefor, and the Pledgor agrees to reimburse the Pledgee therefor on demand. All sums so paid or incurred by the Pledgee for any of the foregoing, any and all other sums for which the Pledgor may become liable hereunder and all fees, costs and expenses (including attorneys’ fees, legal expenses and court costs) incurred by the Pledgee in enforcing or protecting any of its rights or remedies under this Agreement shall be payable on demand, shall constitute Note Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Pledged Securities.

14. Termination of Lien; Release of Pledged Securities. The Pledgee agrees that upon payment in full of all Note Obligations, the lien provided for hereunder shall terminate and all rights to the Pledged Securities shall revert to the Pledgor. The Pledgee further agrees that upon such termination, the Pledgee shall, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

15. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Pledgee.

16. Notices. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Stock Purchase Agreement.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor may not assign his rights or obligations hereunder without the prior written consent of the Pledgee. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Note Obligations or any portion thereof or interest therein shall in any manner impair the lien granted to the Pledgee hereunder.

18. Waivers. In addition to, and not in lieu of, any other waivers herein, the Pledgor waives to the greatest extent he may lawfully do so, and agrees that he shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Pledgor of his obligations under, or the enforcement by the Pledgee of, this Agreement. The Pledgor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Note Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Note Obligations, notice of adverse change in any Person’s financial condition or any other fact which might materially increase the risk to the Pledgor) with respect to any of the Note Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Agreement.

19. Indemnity. The Pledgor hereby agrees to indemnify, pay and hold harmless the Pledgee and the officers, directors, employees and counsel of the Pledgee (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of the Pledgor, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with this Agreement or the enforcement by the Pledgee of its rights and remedies hereunder, except that the Pledgor shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.

20. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE PLEDGOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 16 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

21. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

23. Headings. Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date first above written.

Joseph L. Schwarz., as the Pledgor

/s/ Joseph L. Schwarz

Star Scientific, Inc., as Pledgee

By:	/s/ Paul L. Perito
Name:	Paul L. Perito
Its:	Chairman, President and COO

Pledge Agreement

Exhibit A

Identification of Pledged Securities

Issuer	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
Star Scientific, Inc.	Common Stock